Exhibit 99.1

Cardlytics Announces Second Quarter 2019 Financial Results
Atlanta, GA – August 8, 2019 – Cardlytics, Inc. (NASDAQ: CDLX), a purchase intelligence platform that helps make marketing more relevant and measurable, today announced financial results for the second quarter ended June 30, 2019. Supplemental information is available on the Investor Relations section of the Cardlytics' website at http://ir.cardlytics.com/.
“I am pleased to announce that we delivered another strong quarter, with our Q2 results exceeding guidance,” said Scott Grimes, CEO & Co-Founder of Cardlytics. “We grew our reach to 120.1 million average FI MAUs, and saw positive year-over-year billings growth at 43%. Throughout the remainder of 2019, we will continue to focus on key priorities aimed at monetizing our significant scale.”
“In addition to completing the roll-out to Chase’s online banking channel in Q2, we made good progress against initiatives designed to drive multi-year growth,” said Lynne Laube, COO & Co-Founder of Cardlytics. “We’ve seen early success in new growth verticals such as travel and entertainment, grocery and e-commerce, and are laying the groundwork to move to a more automated, always-on buying model for marketers. We’re optimistic that these efforts are positioning us well for continued growth.”
Second Quarter 2019 Financial Results

•	Revenue was $48.7 million, an increase of 37% year-over-year, compared to $35.6 million in the second quarter of 2018.

•
Net loss attributable to common stockholders was $(6.5) million, or $(0.29) per diluted share, based on 22.7 million weighted-average common shares outstanding, compared to a net loss attributable to common stockholders of $(13.1) million, or $(0.64) per diluted share, based on 20.3 million weighted-average common shares outstanding in the second quarter of 2018.

•
Non-GAAP net loss was $(2.7) million, or $(0.12) per diluted share, based on 22.7 million non-GAAP weighted-average common shares outstanding, compared to a non-GAAP net loss of $(4.3) million, or $(0.21) per diluted share, based on 20.3 million non-GAAP weighted-average common shares outstanding in the second quarter of 2018.

•	Billings, a non-GAAP metric, was $73.8 million, an increase of 43% year-over-year, compared to $51.4 million in the second quarter of 2018.

•	Adjusted contribution, a non-GAAP metric, was $21.8 million, an increase of 35% year-over-year, compared to $16.2 million in the second quarter of 2018.

•	Adjusted EBITDA, a non-GAAP metric, was a loss of $(0.6) million compared to a loss of $(2.2) million in the second quarter of 2018.
“Our second quarter results exceeded our expectations, and we are seeing strong momentum and acceleration in our business,” said David Evans, CFO of Cardlytics. “Our ongoing efforts to expand advertising budgets with existing marketers and drive deeper penetration into new verticals are going well, and we continue to be excited about our prospects for 2019 and beyond.”
Key Metrics

•	FI MAUs were 120.1 million, an increase of 104%, compared to 58.8 million in the second quarter of 2018.

•	ARPU was $0.40, a decrease of (32)%, compared to $0.60 in the second quarter of 2018.
Definitions of FI MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
Third Quarter and the Fiscal Year 2019 Financial Expectations
Cardlytics anticipates billings, revenue, adjusted contribution and adjusted EBITDA to be in the following ranges (in millions):

	Q3 2019 Guidance	FY 2019 Guidance
Billings(1)	$70.0 - $76.0	$275.0 - $290.0
Revenue	$46.0 - $50.0	$180.0 - $190.0
Adjusted contribution(2)	$20.0 - $22.0	$83.0 - $88.0
Adjusted EBITDA(3)	$(1.5) - $(0.5)	$(7.0) - $(5.0)

(1)	A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."

(2)	A reconciliation of adjusted contribution to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Adjusted Contribution."

(3)
A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Earnings Teleconference Information
Cardlytics will discuss its second quarter 2019 financial results during a teleconference today, August 8, 2019, at 8:30 AM ET / 5:30 AM PT. The conference call can be accessed at (866) 385-4179 (domestic) or (210) 874-7775 (international), conference ID# 8835329. A replay of the conference call will be available through 11:30 AM ET / 8:30 AM PT on August 15, 2019 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 8835329. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) uses purchase intelligence to make marketing more relevant and measurable. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, San Francisco and Visakhapatnam. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to our financial guidance for the third quarter of 2019 and full year 2019, our potential for multi-year growth, and the impact of our business initiatives. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our financial performance, including our revenue, margins, costs, expenditures, growth rates and operating expenses, and our ability to sustain revenue growth, generate positive cash flow and become profitable; risks related to our substantial dependence on our Cardlytics Direct product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America") and a limited number of other financial institution (“FI”) partners; risks related to our ability to successfully implement Cardlytics Direct for Wells Fargo Bank, National Association (“Wells Fargo”) customers and maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new FI partners and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing FIs and retailers, and develop and launch new services and features; our significant amount of debt, which may affect our ability to operate the business and secure additional financing in the future, and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 8, 2019 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change.  We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted FI Share and other third party costs, non-GAAP net loss and non-GAAP loss per share as well as certain other performance metrics, such as FI monthly active users (“FI MAUs”) and average revenue per user (“ARPU”).

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.
We have presented billings, adjusted contribution, adjusted EBITDA, adjusted FI Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to marketers for advertising campaigns in order to generate revenue. Billings is reported gross of both Consumer Incentives and FI Share. Our GAAP revenue is recognized net of Consumer Incentives and gross of FI Share. We define adjusted contribution as our revenue, which is reported net of Consumer Incentives, less our adjusted FI Share and other third-party costs. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency (gain) loss; amortization of deferred FI implementation costs; costs associated with financing events; loss on extinguishment of debt; change in fair value of warrant liabilities; and a non-cash equity expense recognized in FI Share. We define adjusted FI Share and other third-party costs as our FI Share and other third-party costs excluding non-cash equity expense and amortization of deferred FI implementation costs. We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency (gain) loss; costs associated with financing events; loss on extinguishment of debt; change in fair value of warrant liabilities; and a non-cash equity expense recognized in FI Share. Notably, any impacts related to minimum FI Share commitments in connection with agreements with certain FI partners are not added back to net loss in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP weighted-average common shares outstanding, basic and diluted, which includes our GAAP weighted-average common shares outstanding, basic and diluted, and our weighted-average preferred shares outstanding, assuming conversion.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.
We define FI MAUs as targetable customers or accounts of our FI partners that logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our FI partners during a monthly period. We then calculate a monthly average of these FI MAUs for the periods presented. We define ARPU as the total Cardlytics Direct revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of FI MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands)

	June 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$32,495	$39,623
Restricted cash	10,254	20,247
Accounts receivable, net	63,772	58,125
Other receivables	3,171	2,417
Prepaid expenses and other assets	5,609	3,956
Total current assets	115,301	124,368
Long-term assets:
Property and equipment, net	11,895	10,230
Intangible assets, net	369	370
Capitalized software development costs, net	2,529	1,625
Deferred FI implementation costs, net	12,181	15,877
Other long-term assets, net	1,281	1,293
Total assets	$143,556	$153,763
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,212	$2,099
Accrued liabilities:
Accrued compensation	5,709	5,936
Accrued expenses	4,012	4,388
FI Share liability	30,587	27,656
Consumer Incentive liability	15,485	11,476
Deferred billings	397	346
Current portion of long-term debt	22	21
Total current liabilities	57,424	51,922
Long-term liabilities:
Deferred liabilities	2,913	3,173
Long-term debt, net of current portion	36,681	46,693
Total liabilities	97,018	101,788
Stockholders’ equity:
Common stock	7	7
Additional paid-in capital	378,773	371,463
Accumulated other comprehensive income	2,069	1,992
Accumulated deficit	(334,311)	(321,487)
Total stockholders’ equity	46,538	51,975
Total liabilities and stockholders’ equity	$143,556	$153,763

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue	$48,730	$35,570	$84,718	$68,283
Costs and expenses:
FI Share and other third-party costs	27,620	19,747	46,624	41,167
Delivery costs	3,370	2,559	6,616	4,502
Sales and marketing expense	11,047	10,247	20,384	18,463
Research and development expense	2,782	4,888	5,723	8,347
General and administration expense	8,340	8,979	15,340	15,561
Depreciation and amortization expense	1,053	784	2,014	1,694
Total costs and expenses	54,212	47,204	96,701	89,734
Operating loss	(5,482)	(11,634)	(11,983)	(21,451)
Other (expense) income:
Interest expense, net	(338)	(992)	(642)	(2,741)
Change in fair value of warrant liabilities, net	—	1,611	—	(7,561)
Other expense, net	(690)	(2,038)	(199)	(1,355)
Total other expense	(1,028)	(1,419)	(841)	(11,657)
Loss before income taxes	(6,510)	(13,053)	(12,824)	(33,108)
Income tax benefit	—	—	—	—
Net loss	(6,510)	(13,053)	(12,824)	(33,108)
Adjustments to the carrying value of preferred stock	—	—	—	(157)
Net loss attributable to common stockholders	$(6,510)	$(13,053)	$(12,824)	$(33,265)
Net loss per share attributable to common stockholders, basic and diluted	$(0.29)	$(0.64)	$(0.57)	$(1.99)
Weighted-average common shares outstanding, basic and diluted	22,731	20,300	22,618	16,716

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Delivery costs	$199	$183	$363	$268
Sales and marketing expense	952	2,668	1,659	3,611
Research and development expense	363	1,756	566	2,226
General and administration expense	1,558	3,738	2,192	5,140
Total stock-based compensation expense	$3,072	$8,345	$4,780	$11,245

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Six Months Ended June 30,
	2019	2018
Operating activities
Net loss	$(12,824)	$(33,108)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,014	1,694
Amortization of financing costs charged to interest expense	50	229
Accretion of debt discount and non-cash interest expense	—	2,326
Stock-based compensation expense	4,780	11,245
Change in fair value of warrant liabilities, net	—	7,561
Other non-cash expense, net	1,003	3,857
Amortization of deferred FI implementation costs	1,384	758
Settlement of paid-in-kind interest	—	(8,311)
Change in operating assets and liabilities:
Accounts receivable	(7,024)	7,701
Prepaid expenses and other assets	(1,622)	(1,509)
Deferred FI implementation costs	—	(2,250)
Recovery of deferred FI implementation costs	2,312	2,692
Accounts payable	(306)	(839)
Other accrued expenses	323	(237)
FI Share liability	2,932	(3,185)
Customer Incentive liability	4,009	(1,409)
Net cash used in operating activities	(2,969)	(12,785)
Investing activities
Acquisition of property and equipment	(4,019)	(1,492)
Acquisition of patents	(5)	(12)
Capitalized software development costs	(1,139)	(657)
Net cash used in investing activities	(5,163)	(2,161)
Financing activities
Proceeds from issuance of debt	—	47,435
Principal payments of debt	(10,010)	(51,811)
Proceeds from issuance of common stock	1,213	70,527
Equity issuance costs	—	(1,897)
Debt issuance costs	(93)	(48)
Net cash (used in) from financing activities	(8,890)	64,206
Effect of exchange rates on cash, cash equivalents and restricted cash	(99)	(54)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(17,121)	49,206
Cash, cash equivalents, and restricted cash — Beginning of period	59,870	21,262
Cash, cash equivalents, and restricted cash — End of period	$42,749	$70,468

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
	2019	2018	$	%	2019	2018	$	%
Billings(1)	$73,776	$51,418	$22,358	43%	$132,326	$100,180	$32,146	32%
Consumer Incentives	25,046	15,848	9,198	58	47,608	31,897	15,711	49
Revenue	48,730	35,570	13,160	37	84,718	68,283	16,435	24
Adjusted FI Share and other third-party costs(1)	26,889	19,401	7,488	39	45,240	37,890	7,350	19
Adjusted contribution(1)	$21,841	$16,169	$5,672	35%	$39,478	$30,393	$9,085	30%

(1)
Billings, adjusted FI share and other third-party costs and adjusted contribution are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of Forecasted GAAP Revenue to Billings" and "Reconciliation of Forecasted GAAP Revenue to Adjusted Contribution."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue	$48,730	$35,570	$84,718	$68,283
Plus:
Consumer Incentives	25,046	15,848	47,608	31,897
Billings	$73,776	$51,418	$132,326	$100,180

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue	$48,730	$35,570	$84,718	$68,283
Minus:
Adjusted FI Share and other third-party costs(1)	26,889	19,401	45,240	37,890
Adjusted contribution	$21,841	$16,169	$39,478	$30,393

(1)	The following table presents a reconciliation of adjusted FI Share and other third-party costs to FI Share and other third-party costs, the most directly comparable GAAP measure (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
FI Share and other third-party costs	$27,620	$19,747	$46,624	$41,167
Minus:
Non-cash equity expense included in FI Share	—	—	—	2,519
Amortization of deferred FI implementation costs	731	346	1,384	758
Adjusted FI Share and other third-party costs	$26,889	$19,401	$45,240	$37,890

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net loss	$(6,510)	$(13,053)	$(12,824)	$(33,108)
Plus:
Income tax benefit	—	—	—	—
Interest expense, net	338	992	642	2,741
Depreciation and amortization expense	1,053	784	2,014	1,694
Stock-based compensation expense	3,072	8,345	4,780	11,245
Foreign currency gain	667	1,109	176	426
Amortization of deferred FI implementation costs	731	346	1,384	758
Loss on extinguishment of debt	23	924	23	924
Change in fair value of warrant liabilities, net	—	(1,611)	—	7,561
Non-cash equity expense included in FI Share	—	—	—	2,519
Adjusted EBITDA	$(626)	$(2,164)	$(3,805)	$(5,240)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS AND NON-GAAP NET LOSS PER SHARE
(UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net loss	$(6,510)	$(13,053)	$(12,824)	$(33,108)
Plus:
Stock-based compensation expense	3,072	8,345	4,780	11,245
Foreign currency gain	667	1,109	176	426
Loss on extinguishment of debt	23	924	23	924
Change in fair value of warrant liabilities, net	—	(1,611)	—	7,561
Non-cash equity expense included in FI Share	—	—	—	2,519
Non-GAAP net loss	$(2,748)	$(4,286)	$(7,845)	$(10,433)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, diluted	22,731	20,300	22,618	16,716
Weighted-average preferred shares, assuming conversion	—	—	—	2,235
Non-GAAP weighted-average common shares outstanding, diluted	22,731	20,300	22,618	18,951
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.12)	$(0.21)	$(0.35)	$(0.55)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in millions)

	Q3 2019 Guidance	FY 2019 Guidance
Revenue	$46.0 - $50.0	$180.0 - $190.0
Plus:
Consumer Incentives	$20.0 - $30.0	$85.0 - $110.0
Billings	$70.0 - $76.0	$275.0 - $290.0

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in millions)

	Q3 2019 Guidance	FY 2019 Guidance
Revenue	$46.0 - $50.0	$180.0 - $190.0
Minus:
Adjusted FI Share and other third-party costs(1)	$24.0 - $30.0	$92.0 - $107.0
Adjusted contribution	$20.0 - $22.0	$83.0 - $88.0

(1)
Adjusted FI Share and other third-party costs presented above excludes amortization of deferred FI implementation costs, which is not available without unreasonable efforts due to high variability, complexity and low visibility.

Contacts:

Public Relations:
ICR
cardlyticspr@icrinc.com

Investor Relations:
William Maina
ICR, Inc.
(646) 277-1236
ir@cardlytics.com